Financial Supplement

Second Quarter 2025

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets, Annualized Yields and Rates	8

Mortgage Banking Fees	10

Segment Financial Highlights	11

Credit-Related Information:
Nonaccrual loans and leases	15
Loans and Leases 90 Days or More Past Due and Accruing	16
Charge-offs, Recoveries, and Related Ratios	17
Summary of Changes in the Components of the Allowance for Credit Losses	19

Capital and Ratios	20

Non-GAAP Financial Measures and Reconciliations	21
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per share data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q25 Change								2025 Change
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25			2Q24			2025	2024	2024
						$/bps		%	$/bps		%			$/bps		%
SELECTED OPERATING DATA
Total revenue	$2,037	$1,935	$1,986	$1,901	$1,963	$102		5%	$74		4%	$3,972	$3,922	$50		1%
Noninterest expense	1,319	1,314	1,316	1,259	1,301	5		—	18		1	2,633	2,659	(26)		(1)
Pre-provision profit[1]	718	621	670	642	662	97		16	56		8	1,339	1,263	76		6
Provision (benefit) for credit losses	164	153	162	172	182	11		7	(18)		(10)	317	353	(36)		(10)
NET INCOME	436	373	401	382	392	63		17	44		11	809	726	83		11
Net income, Underlying[1]	436	373	412	392	408	63		17	28		7	809	803	6		1
Net income available to common stockholders	402	340	367	344	357	62		18	45		13	742	661	81		12
Net income available to common stockholders, Underlying[1]	402	340	378	354	373	62		18	29		8	742	738	4		1
PER COMMON SHARE DATA
Basic earnings	$0.93	$0.78	$0.83	$0.77	$0.79	$0.15		19%	$0.14		18%	$1.70	$1.44	$0.26		18%
Diluted earnings	0.92	0.77	0.83	0.77	0.78	0.15		19	0.14		18	1.69	1.44	0.25		17
Basic earnings, Underlying[1]	0.93	0.78	0.86	0.79	0.82	0.15		19	0.11		13	1.70	1.61	0.09		6
Diluted earnings, Underlying[1]	0.92	0.77	0.85	0.79	0.82	0.15		19	0.10		12	1.69	1.60	0.09		6
Cash dividends declared and paid per common share	0.42	0.42	0.42	0.42	0.42	—		—	—		—	0.84	0.84	—		—
Book value per common share	53.43	51.99	50.26	51.25	48.03	1.44		3	5.40		11	53.43	48.03	5.40		11
Tangible book value per common share[1]	35.23	33.97	32.34	33.54	30.61	1.26		4	4.62		15	35.23	30.61	4.62		15
Dividend payout ratio	45%	54%	51%	55%	53%	(869)	bps		(800)	bps		49%	58%	(892)	bps
Dividend payout ratio, Underlying[1]	45	54	49	53	51	(869)	bps		(584)	bps		49	52	(300)	bps
COMMON SHARES OUTSTANDING
Average: Basic	433,640,210	438,320,757	440,802,738	446,561,996	454,142,489	(4,680,547)		(1%)	(20,502,279)		(5%)	435,967,554	457,750,585	(21,783,031)		(5%)
Diluted	436,539,774	442,200,180	444,836,786	449,913,467	456,561,022	(5,660,406)		(1)	(20,021,248)		(4)	439,342,703	460,009,546	(20,666,843)		(4)
Common shares at period-end	432,768,811	437,668,127	440,543,381	445,216,549	452,961,853	(4,899,316)		(1)	(20,193,042)		(4)	432,768,811	452,961,853	(20,193,042)		(4)
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q25 Change								2025 Change
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25			2Q24			2025	2024	2024
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	2.94%	2.89%	2.86%	2.76%	2.86%	5 bps			8 bps			2.91%	2.88%	3	bps
Net interest margin, FTE[1,2]	2.95	2.90	2.87	2.77	2.87	5			8			2.92	2.89	3
Return on average common equity	7.18	6.21	6.64	6.12	6.70	97			48			6.70	6.16	54
Return on average common equity, Underlying[2]	7.18	6.21	6.84	6.29	7.00	97			18			6.70	6.88	(18)
Return on average tangible common equity[2]	11.05	9.64	10.36	9.45	10.61	141			44			10.35	9.73	62
Return on average tangible common equity, Underlying[2]	11.05	9.64	10.66	9.71	11.09	141			(4)			10.35	10.87	(52)
Return on average total assets	0.80	0.70	0.73	0.70	0.72	10			8			0.75	0.66	9
Return on average total assets, Underlying[2]	0.80	0.70	0.75	0.71	0.75	10			5			0.75	0.73	2
Return on average total tangible assets[2]	0.83	0.73	0.76	0.72	0.75	10			8			0.78	0.69	9
Return on average total tangible assets, Underlying[2]	0.83	0.73	0.78	0.74	0.78	10			5			0.78	0.76	2
Effective income tax rate	21.37	20.26	21.04	18.56	18.49	111			288			20.86	20.28	58
Effective income tax rate, Underlying[2]	21.37	20.26	21.17	18.75	20.33	111			104			20.86	21.59	(73)
Efficiency ratio	64.76	67.91	66.27	66.23	66.27	(315)			(151)			66.29	67.79	(150)
Efficiency ratio, Underlying[2]	64.76	67.91	65.36	65.61	64.59	(315)			17			66.29	64.82	147
Noninterest income as a % of total revenue	29.41	28.14	28.90	27.95	28.16	127			125			28.79	27.29	150
Noninterest income as a % of total revenue, Underlying[2]	29.41	28.14	28.54	28.05	28.00	127			141			28.79	27.16	163
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	10.6%	10.6%	10.8%	10.6%	10.7%
Tier 1 capital ratio	11.9	11.9	12.1	11.9	12.0
Total capital ratio	13.8	13.9	14.0	13.9	14.0
Tier 1 leverage ratio	9.4	9.4	9.4	9.4	9.4
Common equity ratio	10.6	10.3	10.2	10.4	9.9
Tangible common equity ratio[2]	7.2	7.0	6.8	7.0	6.5
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)	79.56%	77.51%	79.65%	80.85%	80.43%	205	bps		(87)	bps		79.56%	80.43%	(87)	bps
Loan-to-deposit ratio (average balances)	79.72	80.89	80.88	81.59	82.38	(117)	bps		(266)	bps		80.30	82.31	(201)	bps
Full-time equivalent colleagues (period-end)	17,677	17,315	17,287	17,329	17,510	362		2	167		1	17,677	17,510	167		1
1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company.
2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q25 Change						2025 Change
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25		2Q24		2025	2024	2024
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,851	$1,829	$1,910	$1,976	$2,011	$22	1%	($160)	(8%)	$3,680	$4,062	($382)	(9%)
Interest and fees on loans held for sale	36	16	21	19	17	20	125	19	112	52	37	15	41
Investment securities	428	418	419	423	417	10	2	11	3	846	816	30	4
Interest-bearing deposits in banks	92	89	112	121	130	3	3	(38)	(29)	181	270	(89)	(33)
Total interest income	2,407	2,352	2,462	2,539	2,575	55	2	(168)	(7)	4,759	5,185	(426)	(8)
INTEREST EXPENSE
Deposits	802	795	883	990	965	7	1	(163)	(17)	1,597	1,952	(355)	(18)
Short-term borrowed funds	9	8	1	3	4	1	13	5	125	17	11	6	55
Long-term borrowed funds	159	158	166	177	196	1	1	(37)	(19)	317	370	(53)	(14)
Total interest expense	970	961	1,050	1,170	1,165	9	1	(195)	(17)	1,931	2,333	(402)	(17)
Net interest income	1,437	1,391	1,412	1,369	1,410	46	3	27	2	2,828	2,852	(24)	(1)
NONINTEREST INCOME
Service charges and fees	111	109	109	109	106	2	2	5	5	220	202	18	9
Capital markets fees	105	100	121	94	134	5	5	(29)	(22)	205	252	(47)	(19)
Card fees	90	83	97	93	92	7	8	(2)	(2)	173	178	(5)	(3)
Wealth fees	88	81	75	76	75	7	9	13	17	169	143	26	18
Mortgage banking fees	73	59	60	46	54	14	24	19	35	132	103	29	28
Foreign exchange and derivative products	41	39	35	36	39	2	5	2	5	80	75	5	7
Letter of credit and loan fees	45	44	45	45	43	1	2	2	5	89	85	4	5
Securities gains, net	5	7	4	9	—	(2)	(29)	5	100	12	5	7	140
Other income	42	22	28	24	10	20	91	32	NM	64	27	37	137
Total noninterest income	600	544	574	532	553	56	10	47	8	1,144	1,070	74	7
TOTAL REVENUE	2,037	1,935	1,986	1,901	1,963	102	5	74	4	3,972	3,922	50	1
Provision (benefit) for credit losses	164	153	162	172	182	11	7	(18)	(10)	317	353	(36)	(10)
NONINTEREST EXPENSE
Salaries and employee benefits	681	696	674	647	645	(15)	(2)	36	6	1,377	1,336	41	3
Equipment and software	193	194	193	194	190	(1)	(1)	3	2	387	382	5	1
Outside services	169	155	170	146	165	14	9	4	2	324	323	1	—
Occupancy	108	112	112	108	113	(4)	(4)	(5)	(4)	220	227	(7)	(3)
Other operating expense	168	157	167	164	188	11	7	(20)	(11)	325	391	(66)	(17)
Total noninterest expense	1,319	1,314	1,316	1,259	1,301	5	—	18	1	2,633	2,659	(26)	(1)
Income before income tax expense	554	468	508	470	480	86	18	74	15	1,022	910	112	12
Income tax expense	118	95	107	88	88	23	24	30	34	213	184	29	16
Net income	$436	$373	$401	$382	$392	$63	17%	$44	11%	$809	$726	$83	11%
Net income, Underlying[1]	$436	$373	$412	$392	$408	$63	17%	$28	7%	$809	$803	$6	1%
Net income available to common stockholders	$402	$340	$367	$344	$357	$62	18%	$45	13%	$742	$661	$81	12%
Net income available to common stockholders, Underlying[1]	$402	$340	$378	$354	$373	$62	18%	$29	8%	$742	$738	$4	1%

1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(dollars in millions, except par value)

PERIOD-END BALANCES	AS OF					JUNE 30, 2025 CHANGE
	June 30, 2025	Mar 31, 2025	Dec 31, 2024	Sept 30, 2024	June 30, 2024	March 31, 2025		June 30, 2024
						$	%	$	%
ASSETS
Cash and due from banks	$1,107	$1,082	$1,409	$979	$1,191	$25	2%	($84)	(7%)
Interest-bearing cash and due from banks	7,441	10,459	9,192	9,936	10,580	(3,018)	(29)	(3,139)	(30)
Interest-bearing deposits in banks	680	685	635	648	559	(5)	(1)	121	22
Debt securities available for sale, at fair value	34,658	34,208	32,765	32,835	31,938	450	1	2,720	9
Debt securities held to maturity	8,293	8,469	8,599	8,738	8,895	(176)	(2)	(602)	(7)
Loans held for sale	2,093	2,820	858	663	683	(727)	(26)	1,410	206
Loans and leases	139,304	137,635	139,203	141,632	141,842	1,669	1	(2,538)	(2)
Less: Allowance for loan and lease losses	(2,008)	(2,014)	(2,061)	(2,079)	(2,125)	6	—	117	(6)
Net loans and leases	137,296	135,621	137,142	139,553	139,717	1,675	1	(2,421)	(2)
Derivative assets	832	760	408	586	367	72	9	465	127
Premises and equipment	855	855	875	862	863	—	—	(8)	(1)
Bank-owned life insurance	3,408	3,386	3,364	3,346	3,325	22	1	83	2
Goodwill	8,187	8,187	8,187	8,187	8,187	—	—	—	—
Other intangible assets	129	137	146	137	139	(8)	(6)	(10)	(7)
Other assets	13,331	13,479	13,941	13,236	13,494	(148)	(1)	(163)	(1)
TOTAL ASSETS	$218,310	$220,148	$217,521	$219,706	$219,938	($1,838)	(1%)	($1,628)	(1%)
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$38,001	$37,556	$36,920	$35,978	$36,927	$445	1%	$1,074	3%
Interest-bearing	137,085	140,020	137,856	139,210	139,425	(2,935)	(2)	(2,340)	(2)
Total deposits	175,086	177,576	174,776	175,188	176,352	(2,490)	(1)	(1,266)	(1)
Short-term borrowed funds	249	47	—	15	2	202	NM	247	NM
Long-term borrowed funds:
FHLB advances	1,542	42	53	553	553	1,500	NM	989	179
Senior debt	6,821	7,568	7,168	7,766	6,512	(747)	(10)	309	5
Subordinated debt and other debt	4,163	4,657	5,180	5,625	6,017	(494)	(11)	(1,854)	(31)
Total long-term borrowed funds	12,526	12,267	12,401	13,944	13,082	259	2	(556)	(4)
Derivative liabilities	766	883	1,220	1,012	1,547	(117)	(13)	(781)	(50)
Other liabilities	4,449	4,509	4,870	4,615	5,086	(60)	(1)	(637)	(13)
TOTAL LIABILITIES	193,076	195,282	193,267	194,774	196,069	(2,206)	(1)	(2,993)	(2)
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,113	2,113	2,113	2,112	2,112	—	—	1	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	7	7	7	6	6	—	—	1	17
Additional paid-in capital	22,420	22,370	22,364	22,327	22,299	50	—	121	1
Retained earnings	10,783	10,566	10,412	10,233	10,079	217	2	704	7
Treasury stock, at cost	(7,450)	(7,249)	(7,047)	(6,820)	(6,492)	(201)	(3)	(958)	(15)
Accumulated other comprehensive income (loss)	(2,639)	(2,941)	(3,595)	(2,926)	(4,135)	302	10	1,496	36
TOTAL STOCKHOLDERS' EQUITY	25,234	24,866	24,254	24,932	23,869	368	1	1,365	6
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$218,310	$220,148	$217,521	$219,706	$219,938	($1,838)	(1%)	($1,628)	(1%)
Memo: Total tangible common equity[1]	$15,246	$14,867	$14,246	$14,931	$13,866	$379	3%	$1,380	10%
1 Represents a non-GAAP financial measure. For further information on this measure, refer to "Non-GAAP Financial Measures and Reconciliations."

LOANS AND DEPOSITS
(dollars in millions)

PERIOD-END BALANCES	AS OF					JUNE 30, 2025 CHANGE
	June 30, 2025	Mar 31, 2025	Dec 31, 2024	Sept 30, 2024	June 30, 2024	Mar 31, 2025		June 30, 2024
						$	%	$	%
LOANS AND LEASES
Commercial and industrial	$45,412	$43,781	$42,551	$43,825	$43,623	$1,631	4%	$1,789	4%
Commercial real estate	26,230	26,727	27,225	27,983	28,311	(497)	(2)	(2,081)	(7)
Total commercial	71,642	70,508	69,776	71,808	71,934	1,134	2	(292)	—
Residential mortgages	33,823	33,114	32,726	32,379	31,890	709	2	1,933	6
Home equity	17,711	16,853	16,495	15,992	15,534	858	5	2,177	14
Automobile	3,407	4,044	4,744	5,540	6,383	(637)	(16)	(2,976)	(47)
Education	8,550	8,779	10,812	11,118	11,265	(229)	(3)	(2,715)	(24)
Other retail	4,171	4,337	4,650	4,795	4,836	(166)	(4)	(665)	(14)
Total retail	67,662	67,127	69,427	69,824	69,908	535	1	(2,246)	(3)
Total loans and leases	$139,304	$137,635	$139,203	$141,632	$141,842	$1,669	1%	($2,538)	(2%)
Loans held for sale	2,093	2,820	858	663	683	(727)	(26)	1,410	206
Loans and leases and loans held for sale	$141,397	$140,455	$140,061	$142,295	$142,525	$942	1%	($1,128)	(1%)

DEPOSITS
Noninterest-bearing demand	$38,001	$37,556	$36,920	$35,978	$36,927	$445	1%	$1,074	3%
Checking with interest	34,918	34,456	33,246	33,680	34,421	462	1	497	1
Savings	25,400	25,765	25,976	26,489	27,240	(365)	(1)	(1,840)	(7)
Money market	55,638	55,996	55,321	54,654	52,599	(358)	(1)	3,039	6
Time	21,129	23,803	23,313	24,387	25,165	(2,674)	(11)	(4,036)	(16)
Total deposits	$175,086	$177,576	$174,776	$175,188	$176,352	($2,490)	(1%)	($1,266)	(1%)

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	QUARTERLY TRENDS									2Q25 Change
	2Q25			1Q25			2Q24			1Q25			2Q24
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$8,217	$92	4.40%	$8,092	$89	4.42%	$9,650	$130	5.35%	$125	$3	(2) bps	($1,433)	($38)	(95) bps
Taxable investment securities	46,537	428	3.69	46,068	418	3.63	44,691	417	3.73	469	10	6	1,846	11	(4)
Non-taxable investment securities	1	—	2.60	1	—	2.60	1	—	2.60	—	—	—	—	—	—
Total investment securities	46,538	428	3.69	46,069	418	3.63	44,692	417	3.73	469	10	6	1,846	11	(4)
Commercial and industrial	44,936	549	4.84	43,599	515	4.72	44,381	604	5.38	1,337	34	12	555	(55)	(54)
Commercial real estate	26,487	384	5.73	27,013	387	5.74	28,574	456	6.32	(526)	(3)	(1)	(2,087)	(72)	(59)
Total commercial	71,423	933	5.17	70,612	902	5.11	72,955	1,060	5.75	811	31	6	(1,532)	(127)	(58)
Residential mortgages	33,420	327	3.92	32,872	318	3.86	31,633	290	3.67	548	9	6	1,787	37	25
Home equity	17,324	308	7.14	16,647	293	7.13	15,343	305	7.99	677	15	1	1,981	3	(85)
Automobile	3,705	41	4.41	4,394	47	4.38	6,807	72	4.28	(689)	(6)	3	(3,102)	(31)	13
Education	8,660	128	5.94	10,690	148	5.61	11,447	154	5.40	(2,030)	(20)	33	(2,787)	(26)	54
Other retail	4,277	114	10.66	4,495	121	10.91	4,882	130	10.71	(218)	(7)	(25)	(605)	(16)	(5)
Total retail	67,386	918	5.46	69,098	927	5.41	70,112	951	5.45	(1,712)	(9)	5	(2,726)	(33)	1
Total loans and leases	138,809	1,851	5.31	139,710	1,829	5.26	143,067	2,011	5.60	(901)	22	5	(4,258)	(160)	(29)
Loans held for sale	2,754	36	5.29	1,187	16	5.34	1,056	17	6.66	1,567	20	(5)	1,698	19	(137)
Total interest-earning assets	196,318	2,407	4.89	195,058	2,352	4.84	198,465	2,575	5.17	1,260	55	5	(2,147)	(168)	(28)
Noninterest-earning assets	21,343			21,251			20,757			92			586
TOTAL ASSETS	$217,661			$216,309			$219,222			$1,352			($1,561)
INTEREST-BEARING LIABILITIES
Checking with interest	$33,847	$123	1.46%	$32,693	$110	1.36%	$33,659	$128	1.54%	$1,154	$13	10	$188	($5)	(8)
Savings	25,536	85	1.34	25,760	89	1.39	27,560	120	1.75	(224)	(4)	(5)	(2,024)	(35)	(41)
Money market	54,716	376	2.75	54,432	357	2.66	51,570	431	3.36	284	19	9	3,146	(55)	(61)
Time	22,679	218	3.85	23,277	239	4.17	24,676	286	4.66	(598)	(21)	(32)	(1,997)	(68)	(81)
Total interest-bearing deposits	136,778	802	2.35	136,162	795	2.37	137,465	965	2.82	616	7	(2)	(687)	(163)	(47)
Short-term borrowed funds	925	9	3.96	675	8	4.53	325	4	5.62	250	1	(57)	600	5	(166)
FHLB advances	1,063	12	4.64	595	7	4.57	2,375	34	5.55	468	5	7	(1,312)	(22)	(91)
Senior debt	7,042	90	5.07	7,133	86	4.85	6,684	80	4.81	(91)	4	22	358	10	26
Subordinated debt and other debt	4,394	57	5.18	4,929	65	5.30	6,033	82	5.43	(535)	(8)	(12)	(1,639)	(25)	(25)
Total long-term borrowed funds	12,499	159	5.07	12,657	158	5.01	15,092	196	5.18	(158)	1	6	(2,593)	(37)	(11)
Total borrowed funds	13,424	168	5.00	13,332	166	4.99	15,417	200	5.18	92	2	1	(1,993)	(32)	(18)
Total interest-bearing liabilities	150,202	970	2.59	149,494	961	2.60	152,882	1,165	3.06	708	9	(1)	(2,680)	(195)	(47)
Noninterest-bearing demand deposits	37,350			36,543			36,205			807			1,145
Other noninterest-bearing liabilities	5,503			5,971			6,652			(468)			(1,149)
TOTAL LIABILITIES	193,055			192,008			195,739			1,047			(2,684)
STOCKHOLDERS' EQUITY	24,606			24,301			23,483			305			1,123
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$217,661			$216,309			$219,222			$1,352			($1,561)
INTEREST RATE SPREAD			2.30%			2.24%			2.11%			6			19
NET INTEREST MARGIN AND NET INTEREST INCOME		$1,437	2.94%		$1,391	2.89%		$1,410	2.86%		$46	5		$27	8
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$1,441	2.95%		$1,395	2.90%		$1,415	2.87%		$46	5		$26	8
Memo: Total deposits (interest-bearing and noninterest-bearing demand)	$174,128	$802	1.85%	$172,705	$795	1.87%	$173,670	$965	2.24%	$1,423	$7	(2) bps	$458	($163)	(39) bps

1Net interest income and net interest margin are presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company and are considered non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	FOR THE SIX MONTHS ENDED JUNE 30,						2025 Change
	2025			2024			2024
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$8,155	$181	4.41%	$9,959	$270	5.37%	($1,804)	($89)	(96)	bps
Taxable investment securities	46,304	846	3.66	44,297	816	3.68	2,007	30	(2)
Non-taxable investment securities	1	—	2.60	1	—	2.60	—	—	—
Total investment securities	46,305	846	3.66	44,298	816	3.68	2,007	30	(2)
Commercial and industrial	44,271	1,064	4.78	44,479	1,239	5.51	(208)	(175)	(73)
Commercial real estate	26,749	771	5.73	28,920	924	6.32	(2,171)	(153)	(59)
Total commercial	71,020	1,835	5.14	73,399	2,163	5.83	(2,379)	(328)	(69)
Residential mortgages	33,147	645	3.89	31,508	573	3.64	1,639	72	25
Home equity	16,988	601	7.14	15,212	603	7.97	1,776	(2)	(83)
Automobile	4,047	88	4.40	7,282	154	4.26	(3,235)	(66)	14
Education	9,670	276	5.76	11,632	310	5.35	(1,962)	(34)	41
Other retail	4,385	235	10.79	4,912	259	10.62	(527)	(24)	17
Total retail	68,237	1,845	5.44	70,546	1,899	5.40	(2,309)	(54)	4
Total loans and leases	139,257	3,680	5.29	143,945	4,062	5.62	(4,688)	(382)	(33)
Loans held for sale	1,975	52	5.30	1,064	37	6.97	911	15	(167)
Total interest-earning assets	195,692	4,759	4.86	199,266	5,185	5.18	(3,574)	(426)	(32)
Noninterest-earning assets	21,297			20,730			567
TOTAL ASSETS	$216,989			$219,996			($3,007)
INTEREST-BEARING LIABILITIES
Checking with interest	$33,273	$233	1.41%	$32,980	$237	1.45%	$293	($4)	(4)
Savings	25,647	174	1.37	27,653	241	1.75	(2,006)	(67)	(38)
Money market	54,575	733	2.71	52,248	876	3.37	2,327	(143)	(66)
Time	22,977	457	4.01	25,562	598	4.70	(2,585)	(141)	(69)
Total interest-bearing deposits	136,472	1,597	2.36	138,443	1,952	2.84	(1,971)	(355)	(48)
Short-term borrowed funds	800	17	4.20	411	11	5.57	389	6	(137)
FHLB advances	831	19	4.62	2,323	66	5.58	(1,492)	(47)	(96)
Senior debt	7,087	176	4.96	6,399	150	4.69	688	26	27
Subordinated debt and other debt	4,660	122	5.24	5,656	154	5.44	(996)	(32)	(20)
Total long-term borrowed funds	12,578	317	5.04	14,378	370	5.13	(1,800)	(53)	(9)
Total borrowed funds	13,378	334	4.99	14,789	381	5.14	(1,411)	(47)	(15)
Total interest-bearing liabilities	149,850	1,931	2.59	153,232	2,333	3.06	(3,382)	(402)	(47)
Noninterest-bearing demand deposits	36,948			36,444			504
Other noninterest-bearing liabilities	5,736			6,722			(986)
TOTAL LIABILITIES	192,534			196,398			(3,864)
STOCKHOLDERS' EQUITY	24,455			23,598			857
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$216,989			$219,996			($3,007)
INTEREST RATE SPREAD			2.27%			2.12%			15
NET INTEREST MARGIN AND NET INTEREST INCOME		$2,828	2.91%		$2,852	2.88%		($24)	3
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$2,836	2.92%		$2,861	2.89%		($25)	3
Memo: Total deposits (interest-bearing and noninterest-bearing demand)	$173,420	$1,597	1.86%	$174,887	$1,952	2.24%	($1,467)	($355)	(38)	bps
1 Net interest income and net interest margin are presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company and are considered non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

MORTGAGE BANKING FEES SUMMARY
(dollars in millions)

QUARTERLY TRENDS	FOR THE SIX MONTHS ENDED JUNE 30,
2Q25 Change	2025 Change
2Q25	1Q25	4Q24	3Q24	2Q24	1Q25	2Q24	2025	2024	2024
$/bps	%	$/bps	%	$/bps	%
MORTGAGE BANKING FEES
Production revenue	$19	$15	$14	$15	$14	$4	27%	$5	36%	$34	$29	$5	17%
Mortgage servicing revenue	28	32	33	33	35	(4)	(13)	(7)	(20)	60	68	(8)	(12)
MSR valuation changes, net of hedge impact	26	12	13	(2)	5	14	117	21	NM	38	6	32	NM
Total mortgage banking fees	$73	$59	$60	$46	$54	$14	24%	$19	35%	$132	$103	$29	28%

Pull-through adjusted locks	$2,458	$2,112	$1,543	$1,996	$1,930	$346	16%	$528	27%	$4,570	$3,334	$1,236	37%

Production revenue as a percentage of Pull-through adjusted locks	0.78%	0.71%	0.90%	0.76%	0.74%	7	bps	5	bps	0.75%	0.87%	(12)	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$2,189	$1,444	$1,680	$1,749	$1,584	$745	52%	$605	38%	$3,633	$2,629	$1,004	38%
Third Party	1,916	1,474	1,341	1,504	1,323	442	30	593	45	3,390	2,215	1,175	53
Total	$4,105	$2,918	$3,021	$3,253	$2,907	$1,187	41%	$1,198	41%	$7,023	$4,844	$2,179	45%

Originated for sale	$2,486	$1,916	$1,948	$2,148	$1,872	$570	30%	$614	33%	$4,402	$3,168	$1,234	39%
Originated for investment	1,619	1,002	1,073	1,105	1,035	617	62	584	56	2,621	1,676	945	56
Total	$4,105	$2,918	$3,021	$3,253	$2,907	$1,187	41%	$1,198	41%	$7,023	$4,844	$2,179	45%

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$95,422	$95,203	$95,600	$96,120	$96,439	$219	—%	($1,017)	(1%)	$95,422	$96,439	($1,017)	(1%)
Owned loans serviced	34,284	33,737	33,064	32,655	32,118	547	2	2,166	7	34,284	32,118	2,166	7
Total	$129,706	$128,940	$128,664	$128,775	$128,557	$766	1%	$1,149	1%	$129,706	$128,557	$1,149	1%

MSR at fair value	$1,426	$1,397	$1,491	$1,501	$1,568	$29	2%	($142)	(9%)	$1,426	$1,568	($142)	(9%)

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(dollars in millions)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
CONSUMER BANKING						2Q25 Change								2025 Change
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25			2Q24			2025	2024	2024
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$1,218	$1,193	$1,196	$1,156	$1,120	$25		2%	$98		9%	$2,411	$2,213	$198		9%
Noninterest income	329	297	311	285	277	32		11	52		19	626	535	91		17
Total revenue	1,547	1,490	1,507	1,441	1,397	57		4	150		11	3,037	2,748	289		11
Noninterest expense	963	954	944	916	915	9		1	48		5	1,917	1,818	99		5
Profit (loss) before credit losses	584	536	563	525	482	48		9	102		21	1,120	930	190		20
Net charge-offs	81	86	82	84	84	(5)		(6)	(3)		(4)	167	165	2		1
Income (loss) before income tax expense (benefit)	503	450	481	441	398	53		12	105		26	953	765	188		25
Income tax expense (benefit)	127	114	123	114	102	13		11	25		25	241	197	44		22
Net income (loss)	$376	$336	$358	$327	$296	$40		12%	$80		27%	$712	$568	$144		25%
AVERAGE BALANCES
Total assets	$78,822	$77,534	$76,608	$75,392	$74,295	$1,288		2%	$4,527		6%	$78,182	$74,064	$4,118		6%
Total loans and leases[1]	72,402	71,054	70,274	69,021	67,960	1,348		2	4,442		7	71,732	67,704	4,028		6
Deposits	127,271	125,728	124,552	121,899	120,478	1,543		1	6,793		6	126,504	120,248	6,256		5
Interest-earning assets	72,988	71,635	70,857	69,608	68,552	1,353		2	4,436		6	72,315	68,301	4,014		6
KEY METRICS
Net interest margin	6.69%	6.76%	6.72%	6.60%	6.57%	(7)	bps		12	bps		6.72%	6.51%	21	bps
Efficiency ratio	62.24	64.06	62.60	63.53	65.49	(182)	bps		(325)	bps		63.13	66.17	(304)	bps
Loan-to-deposit ratio (period-end balances)	57.24	54.97	55.85	56.34	55.73	227	bps		151	bps		57.24	55.73	151	bps
Loan-to-deposit ratio (average balances)	56.26	56.04	55.88	56.05	55.97	22	bps		29	bps		56.15	55.88	27	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(dollars in millions)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
COMMERCIAL BANKING						2Q25 Change								2025 Change
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25			2Q24			2025	2024	2024
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$439	$441	$464	$478	$494	($2)		—%	($55)		(11%)	$880	$1,008	($128)		(13%)
Noninterest income	232	215	232	207	242	17		8	(10)		(4)	447	469	(22)		(5)
Total revenue	671	656	696	685	736	15		2	(65)		(9)	1,327	1,477	(150)		(10)
Noninterest expense	317	327	313	300	311	(10)		(3)	6		2	644	628	16		3
Profit (loss) before credit losses	354	329	383	385	425	25		8	(71)		(17)	683	849	(166)		(20)
Net charge-offs	84	77	91	91	90	7		9	(6)		(7)	161	171	(10)		(6)
Income (loss) before income tax expense (benefit)	270	252	292	294	335	18		7	(65)		(19)	522	678	(156)		(23)
Income tax expense (benefit)	64	56	68	63	76	8		14	(12)		(16)	120	160	(40)		(25)
Net income (loss)	$206	$196	$224	$231	$259	$10		5%	($53)		(20%)	$402	$518	($116)		(22%)
AVERAGE BALANCES
Total assets	$66,284	$65,366	$66,787	$68,092	$68,958	$918		1%	($2,674)		(4%)	$65,827	$69,529	($3,702)		(5%)
Total loans and leases[1]	63,057	62,437	63,789	64,974	65,997	620		1	(2,940)		(4)	62,749	66,592	(3,843)		(6)
Deposits	42,481	42,178	43,597	44,190	44,203	303		1	(1,722)		(4)	42,330	45,058	(2,728)		(6)
Interest-earning assets	63,710	63,018	64,419	65,550	66,447	692		1	(2,737)		(4)	63,366	66,991	(3,625)		(5)
KEY METRICS
Net interest margin	2.78%	2.83%	2.86%	2.90%	2.99%	(5)	bps		(21)	bps		2.81%	3.03%	(22)	bps
Efficiency ratio	47.47	49.77	44.78	43.84	42.28	(230)	bps		519	bps		48.60	42.54	606	bps
Loan-to-deposit ratio (period-end balances)	139.59	142.21	139.43	140.42	141.41	(262)	bps		(182)	bps		139.59	141.41	(182)	bps
Loan-to-deposit ratio (average balances)	146.90	146.86	144.70	145.93	148.15	4	bps		(125)	bps		146.88	146.57	31	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - NON-CORE
(dollars in millions)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
NON-CORE						2Q25 Change								2025 Change
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25			2Q24			2025	2024	2024
						$/bps		%	$/bps		%			$/bps		%
Net interest income	($5)	($15)	($21)	($28)	($31)	$10		67%	$26		84%	($20)	($68)	$48		71%
Noninterest income	3	—	—	—	—	3		100	3		100	3	—	3		100
Total revenue	(2)	(15)	(21)	(28)	(31)	13		87	29		94	(17)	(68)	51		75
Noninterest expense	15	16	24	23	26	(1)		(6)	(11)		(42)	31	51	(20)		(39)
Profit (loss) before credit losses	(17)	(31)	(45)	(51)	(57)	14		45	40		70	(48)	(119)	71		60
Net charge offs	2	37	15	17	10	(35)		(95)	(8)		(80)	39	29	10		34
Income (loss) before income tax expense (benefit)	(19)	(68)	(60)	(68)	(67)	49		72	48		72	(87)	(148)	61		41
Income tax expense (benefit)	(5)	(17)	(15)	(17)	(17)	12		71	12		71	(22)	(38)	16		42
Net income (loss)	($14)	($51)	($45)	($51)	($50)	$37		73%	$36		72%	($65)	($110)	$45		41%
AVERAGE BALANCES
Total assets	$5,216	$6,536	$7,428	$8,389	$9,418	($1,320)		(20%)	($4,202)		(45%)	$5,872	$9,986	($4,114)		(41%)
Total loans and leases[1]	5,192	6,510	7,394	8,352	9,376	(1,318)		(20)	(4,184)		(45)	5,847	9,942	(4,095)		(41)
Interest-earning assets	5,192	6,510	7,394	8,352	9,376	(1,318)		(20)	(4,184)		(45)	5,847	9,942	(4,095)		(41)
KEY METRICS
Net interest margin	(0.43)%	(0.90)%	(1.12)%	(1.30)%	(1.36)%	47	bps		93	bps		(0.69)%	(1.38)%	69	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
OTHER[1]						2Q25 Change						2025 Change
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25		2Q24		2025	2024	2024
						$	%	$	%			$	%
Net interest income	($215)	($228)	($227)	($237)	($173)	$13	6%	($42)	(24%)	($443)	($301)	($142)	(47%)
Noninterest income	36	32	31	40	34	4	13	2	6	68	66	2	3
Total revenue	(179)	(196)	(196)	(197)	(139)	17	9	(40)	(29)	(375)	(235)	(140)	(60)
Noninterest expense	24	17	35	20	49	7	41	(25)	(51)	41	162	(121)	(75)
Profit (loss) before provision (benefit) for credit losses	(203)	(213)	(231)	(217)	(188)	10	5	(15)	(8)	(416)	(397)	(19)	(5)
Provision (benefit) for credit losses	(3)	(47)	(26)	(20)	(2)	44	94	(1)	(50)	(50)	(12)	(38)	NM
Income (loss) before income tax expense (benefit)	(200)	(166)	(205)	(197)	(186)	(34)	(20)	(14)	(8)	(366)	(385)	19	5
Income tax expense (benefit)	(68)	(58)	(69)	(72)	(73)	(10)	(17)	5	7	(126)	(135)	9	7
Net income (loss)	($132)	($108)	($136)	($125)	($113)	($24)	(22%)	($19)	(17%)	($240)	($250)	$10	4%
AVERAGE BALANCES
Total assets	$67,339	$66,873	$66,725	$66,705	$66,551	$466	1%	$788	1%	$67,108	$66,417	$691	1%
Total loans and leases[2]	912	896	874	837	789	16	2	123	16	904	771	133	17
Deposits	4,376	4,799	6,113	7,962	8,989	(423)	(9)	(4,613)	(51)	4,586	9,581	(4,995)	(52)
Interest-earning assets	54,428	53,896	53,944	53,654	54,089	532	1	339	1	54,164	54,033	131	—
1 Includes assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense not attributed to our Consumer Banking, Commercial Banking, or Non-Core segments as well as treasury and community development.
2 Includes loans held for sale.

CREDIT-RELATED INFORMATION
(dollars in millions)

	AS OF					JUNE 30, 2025 CHANGE
	June 30, 2025	Mar 31, 2025	Dec 31, 2024	Sept 30, 2024	June 30, 2024	Mar 31, 2025			June 30, 2024
						$/bps/%		%	$/bps/%		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial	$233	$283	$241	$219	$261	($50)		(18%)	($28)		(11%)
Commercial real estate	706	700	776	852	678	6		1	28		4
Total commercial	939	983	1,017	1,071	939	(44)		(4)	—		—
Residential mortgages[1]	198	198	192	169	153	—		—	45		29
Home equity	282	282	283	281	279	—		—	3		1
Automobile	34	39	48	46	44	(5)		(13)	(10)		(23)
Education	19	20	56	59	52	(1)		(5)	(33)		(63)
Other retail	52	60	68	61	60	(8)		(13)	(8)		(13)
Total retail	585	599	647	616	588	(14)		(2)	(3)		(1)
Total nonaccrual loans and leases	1,524	1,582	1,664	1,687	1,527	(58)		(4)	(3)		—
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.44%	1.46%	1.48%	1.47%	1.50%	(2)	bps		(6)	bps
Allowance for credit losses to loans and leases	1.59	1.61	1.62	1.61	1.63	(2)	bps		(4)	bps
Allowance for loan and lease losses to nonaccrual loans and leases	132	127	124	123	139	5%			(7%)
Allowance for credit losses to nonaccrual loans and leases	145	140	136	136	151	5%			(6%)
Nonaccrual loans and leases to loans and leases	1.09	1.15	1.20	1.19	1.08	(6)	bps		1	bps
1 Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	AS OF					JUNE 30, 2025 CHANGE
	June 30, 2025	Mar 31, 2025	Dec 31, 2024	Sept 30, 2024	June 30, 2024	Mar 31, 2025		June 30, 2024
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial	$3	$9	$8	$5	$7	($6)	(67%)	($4)	(57%)
Commercial real estate	60	4	6	15	36	56	NM	24	67
Total commercial	63	13	14	20	43	50	NM	20	47
Residential mortgages[1]	128	138	179	146	182	(10)	(7)	(54)	(30)
Home equity	—	—	—	—	—	—	—	—	—
Automobile	—	—	—	—	—	—	—	—	—
Education	2	3	2	2	2	(1)	(33)	—	—
Other retail	1	1	1	1	1	—	—	—	—
Total retail	131	142	182	149	185	(11)	(8)	(54)	(29)
Total loans and leases	$194	$155	$196	$169	$228	$39	25%	($34)	(15%)

1 90+ days past due and accruing includes $128 million, $137 million, $172 million, $145 million, and $168 million of loans fully or partially guaranteed by the FHA, VA, and USDA for June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q25 Change						2025 Change
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25		2Q24		2025	2024	2024
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial	$39	$34	$22	$57	$14	$5	15%	$25	179%	$73	$28	$45	161%
Commercial real estate	54	51	89	49	86	3	6	(32)	(37)	105	174	(69)	(40)
Total commercial	93	85	111	106	100	8	9	(7)	(7)	178	202	(24)	(12)
Residential mortgages	—	1	—	1	1	(1)	(100)	(1)	(100)	1	3	(2)	(67)
Home equity	4	5	6	4	4	(1)	(20)	—	—	9	8	1	13
Automobile	14	20	22	25	19	(6)	(30)	(5)	(26)	34	47	(13)	(28)
Education	26	56	33	30	31	(30)	(54)	(5)	(16)	82	63	19	30
Other retail	64	67	66	65	68	(3)	(4)	(4)	(6)	131	131	—	—
Total retail	108	149	127	125	123	(41)	(28)	(15)	(12)	257	252	5	2
Total gross charge-offs	$201	$234	$238	$231	$223	($33)	(14%)	($22)	(10%)	$435	$454	($19)	(4%)
GROSS RECOVERIES
Commercial and industrial	$—	$4	$7	$3	$4	($4)	(100%)	($4)	(100%)	$4	$21	($17)	(81%)
Commercial real estate	1	—	7	5	—	1	100	1	100	1	—	1	100
Total commercial	1	4	14	8	4	(3)	(75)	(3)	(75)	5	21	(16)	(76)
Residential mortgages	—	1	1	1	1	(1)	(100)	(1)	(100)	1	2	(1)	(50)
Home equity	6	5	7	5	7	1	20	(1)	(14)	11	13	(2)	(15)
Automobile	11	12	12	12	15	(1)	(8)	(4)	(27)	23	29	(6)	(21)
Education	8	5	5	6	5	3	60	3	60	13	10	3	30
Other retail	8	7	10	7	7	1	14	1	14	15	14	1	7
Total retail	33	30	35	31	35	3	10	(2)	(6)	63	68	(5)	(7)
Total gross recoveries	$34	$34	$49	$39	$39	$—	—%	($5)	(13%)	$68	$89	($21)	(24%)
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial	$39	$30	$15	$54	$10	$9	30%	$29	NM	$69	$7	$62	NM
Commercial real estate	53	51	82	44	86	2	4	(33)	(38)	104	174	(70)	(40)
Total commercial	92	81	97	98	96	11	14	(4)	(4)	173	181	(8)	(4)
Residential mortgages	—	—	(1)	—	—	—	—	—	—	—	1	(1)	(100)
Home equity	(2)	—	(1)	(1)	(3)	(2)	(100)	1	33	(2)	(5)	3	60
Automobile	3	8	10	13	4	(5)	(63)	(1)	(25)	11	18	(7)	(39)
Education	18	51	28	24	26	(33)	(65)	(8)	(31)	69	53	16	30
Other retail	56	60	56	58	61	(4)	(7)	(5)	(8)	116	117	(1)	(1)
Total retail	75	119	92	94	88	(44)	(37)	(13)	(15)	194	184	10	5
Total net charge-offs	$167	$200	$189	$192	$184	($33)	(17%)	($17)	(9%)	$367	$365	$2	1%

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q25 Change								2025 Change
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25			2Q24			2025	2024	2024
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial	0.35%	0.28%	0.14%	0.49%	0.09%	7	bps		26	bps		0.31%	0.03%	28	bps
Commercial real estate	0.80	0.77	1.17	0.62	1.20	3			(40)			0.79	1.21	(42)
Total commercial	0.51	0.47	0.54	0.54	0.53	4			(2)			0.49	0.50	(1)
Residential mortgages	—	0.01	—	—	—	(1)			—			—	—	—
Home equity	(0.05)	(0.01)	(0.01)	(0.03)	(0.07)	(4)			2			(0.03)	(0.06)	3
Automobile	0.36	0.73	0.83	0.81	0.27	(37)			9			0.56	0.52	4
Education	0.86	1.92	1.01	0.85	0.93	(106)			(7)			1.44	0.92	52
Other retail	5.23	5.46	4.54	4.93	4.98	(23)			25			5.35	4.77	58
Total retail	0.45	0.70	0.53	0.54	0.51	(25)			(6)			0.57	0.52	5
Total loans and leases	0.48%	0.58%	0.53%	0.54%	0.52%	(10)	bps		(4)	bps		0.53%	0.51%	2	bps
Memo: Average loans
Commercial and industrial	$44,936	$43,599	$43,674	$44,071	$44,381	$1,337		3%	$555		1%	$44,271	$44,479	($208)		—%
Commercial real estate	26,487	27,013	27,681	28,209	28,574	(526)		(2)	(2,087)		(7)	26,749	28,920	(2,171)		(8)
Total commercial	71,423	70,612	71,355	72,280	72,955	811		1	(1,532)		(2)	71,020	73,399	(2,379)		(3)
Residential mortgages	33,420	32,872	32,520	32,117	31,633	548		2	1,787		6	33,147	31,508	1,639		5
Home equity	17,324	16,647	16,246	15,733	15,343	677		4	1,981		13	16,988	15,212	1,776		12
Automobile	3,705	4,394	5,129	5,942	6,807	(689)		(16)	(3,102)		(46)	4,047	7,282	(3,235)		(44)
Education	8,660	10,690	10,949	11,155	11,447	(2,030)		(19)	(2,787)		(24)	9,670	11,632	(1,962)		(17)
Other retail	4,277	4,495	4,748	4,776	4,882	(218)		(5)	(605)		(12)	4,385	4,912	(527)		(11)
Total retail	67,386	69,098	69,592	69,723	70,112	(1,712)		(2)	(2,726)		(4)	68,237	70,546	(2,309)		(3)
Total loans and leases	$138,809	$139,710	$140,947	$142,003	$143,067	($901)		(1%)	($4,258)		(3%)	$139,257	$143,945	($4,688)		(3%)

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q25 Change						2025 Change
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25		2Q24		2025	2024	2024
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$2,014	$2,061	$2,079	$2,125	$2,086	($47)	(2%)	($72)	(3%)	$2,061	$2,098	($37)	(2%)
Charge-offs:
Commercial	93	85	111	106	100	8	9	(7)	(7)	178	202	(24)	(12)
Retail	108	149	127	125	123	(41)	(28)	(15)	(12)	257	252	5	2
Total charge-offs	201	234	238	231	223	(33)	(14)	(22)	(10)	435	454	(19)	(4)
Recoveries:
Commercial	1	4	14	8	4	(3)	(75)	(3)	(75)	5	21	(16)	(76)
Retail	33	30	35	31	35	3	10	(2)	(6)	63	68	(5)	(7)
Total recoveries	34	34	49	39	39	—	—	(5)	(13)	68	89	(21)	(24)
Net charge-offs	167	200	189	192	184	(33)	(17)	(17)	(9)	367	365	2	1
Provision (benefit) for loan and lease losses:
Commercial	50	89	50	3	144	(39)	(44)	(94)	(65)	139	213	(74)	(35)
Retail	111	64	121	143	79	47	73	32	41	175	179	(4)	(2)
Total provision (benefit) for loan and lease losses	161	153	171	146	223	8	5	(62)	(28)	314	392	(78)	(20)
Allowance for loan and lease losses - ending	$2,008	$2,014	$2,061	$2,079	$2,125	($6)	—%	($117)	(6%)	$2,008	$2,125	($117)	(6%)

Allowance for unfunded lending commitments - beginning	$198	$198	$207	$181	$222	$—	—%	($24)	(11%)	$198	$220	($22)	(10%)
Provision (benefit) for unfunded lending commitments	3	—	(9)	26	(41)	3	100%	44	NM	3	(39)	42	NM
Allowance for unfunded lending commitments - ending	$201	$198	$198	$207	$181	$3	2%	$20	11%	$201	$181	$20	11%
Total allowance for credit losses - ending	$2,209	$2,212	$2,259	$2,286	$2,306	($3)	—%	($97)	(4%)	$2,209	$2,306	($97)	(4%)

Memo: Total allowance for credit losses by product
Commercial	$1,269	$1,312	$1,295	$1,351	$1,429	($43)	(3%)	($160)	(11%)	$1,269	$1,429	($160)	(11%)
Retail	940	900	964	935	877	40	4	63	7	940	877	63	7
Total allowance for credit losses	$2,209	$2,212	$2,259	$2,286	$2,306	($3)	—%	($97)	(4%)	$2,209	$2,306	($97)	(4%)

CAPITAL AND RATIOS
(dollars in millions)

	AS OF									FOR THE SIX MONTHS ENDED JUNE 30,
						JUNE 30, 2025 CHANGE						2025 Change
	June 30, 2025	Mar 31, 2025	Dec 31, 2024	Sept 30, 2024	June 30, 2024	Mar 31, 2025		June 30, 2024		2025	2024	2024
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$17,812	$17,751	$17,900	$17,941	$18,086	$61	—%	($274)	(2%)
Tier 1 capital	19,925	19,864	20,013	20,053	20,198	61	—	(273)	(1)
Total capital	23,221	23,156	23,232	23,352	23,551	65	—	(330)	(1)
Risk-weighted assets	168,017	166,908	165,699	168,552	168,393	1,109	1	(376)	—
Adjusted average assets[1]	212,450	211,119	212,555	213,274	214,574	1,331	1	(2,124)	(1)
CET1 capital ratio	10.6%	10.6%	10.8%	10.6%	10.7%
Tier 1 capital ratio	11.9	11.9	12.1	11.9	12.0
Total capital ratio	13.8	13.9	14.0	13.9	14.0
Tier 1 leverage ratio	9.4	9.4	9.4	9.4	9.4
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$23,121	$22,753	$22,141	$22,820	$21,757	$368	2%	$1,364	6%	$23,121	$21,757	$1,364	6%
Less: Goodwill	8,187	8,187	8,187	8,187	8,187	—	—	—	—	8,187	8,187	—	—
Less: Other intangible assets	128	137	146	137	139	(9)	(7)	(11)	(8)	128	139	(11)	(8)
Add: Deferred tax liabilities[2]	440	438	438	435	435	2	—	5	1	440	435	5	1
Total tangible common equity[3]	$15,246	$14,867	$14,246	$14,931	$13,866	$379	3%	$1,380	10%	$15,246	$13,866	$1,380	10%
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$22,494	$22,188	$22,009	$22,380	$21,427	$306	1%	$1,067	5%	$22,342	$21,563	$779	4%
Less: Goodwill	8,187	8,187	8,187	8,187	8,188	—	—	(1)	—	8,187	8,188	(1)	—
Less: Other intangible assets	134	142	136	140	144	(8)	(6)	(10)	(7)	138	149	(11)	(7)
Add: Deferred tax liabilities[2]	438	438	436	435	432	—	—	6	1	438	433	5	1
Total tangible common equity[3]	$14,611	$14,297	$14,122	$14,488	$13,527	$314	2%	$1,084	8%	$14,455	$13,659	$796	6%
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$8,187	$8,187	$8,187	$8,187	$8,187	$—	—%	$—	—%	$8,187	$8,187	$—	—%
Other intangible assets	128	137	146	137	139	(9)	(7)	(11)	(8)	128	139	(11)	(8)
Total intangible assets	$8,315	$8,324	$8,333	$8,324	$8,326	($9)	—%	($11)	—%	$8,315	$8,326	($11)	—%

1 Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred taxes, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2 Deferred tax liabilities relate to tax-deductible goodwill and other intangible assets.
3 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(dollars in millions, except per share data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures, with those denoted as Underlying for any given reporting period excluding certain items that may occur in that period which management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe those measures denoted as Underlying in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
							2Q25 Change						2025 Change
		2Q25	1Q25	4Q24	3Q24	2Q24	1Q25		2Q24		2025	2024	2024
							$	%	$	%			$	%
Noninterest income, Underlying:
Noninterest income (GAAP)	A	$600	$544	$574	$532	$553	$56	10%	$47	8%	$1,144	$1,070	$74	7%
Less: Notable items		—	—	10	(2)	4	—	—	(4)	(100)	—	7	(7)	(100)
Noninterest income, Underlying (non-GAAP)	B	$600	$544	$564	$534	$549	$56	10%	$51	9%	$1,144	$1,063	$81	8%
Total revenue, Underlying:
Total revenue (GAAP)	C	$2,037	$1,935	$1,986	$1,901	$1,963	$102	5%	$74	4%	$3,972	$3,922	$50	1%
Less: Notable items		—	—	10	(2)	4	—	—	(4)	(100)	—	7	(7)	(100)
Total revenue, Underlying (non-GAAP)	D	$2,037	$1,935	$1,976	$1,903	$1,959	$102	5%	$78	4%	$3,972	$3,915	$57	1%
Noninterest expense, Underlying:
Noninterest expense (GAAP)	E	$1,319	$1,314	$1,316	$1,259	$1,301	$5	—%	$18	1%	$2,633	$2,659	($26)	(1%)
Less: Notable items		—	—	24	11	36	—	—	(36)	(100)	—	121	(121)	(100)
Noninterest expense, Underlying (non-GAAP)	F	$1,319	$1,314	$1,292	$1,248	$1,265	$5	—%	$54	4%	$2,633	$2,538	$95	4%
Pre-provision profit:
Total revenue (GAAP)	C	$2,037	$1,935	$1,986	$1,901	$1,963	$102	5%	$74	4%	$3,972	$3,922	$50	1%
Less: Noninterest expense (GAAP)	E	1,319	1,314	1,316	1,259	1,301	5	—	18	1	2,633	2,659	(26)	(1)
Pre-provision profit (non-GAAP)		$718	$621	$670	$642	$662	$97	16%	$56	8%	$1,339	$1,263	$76	6%
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	D	$2,037	$1,935	$1,976	$1,903	$1,959	$102	5%	$78	4%	$3,972	$3,915	$57	1%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,319	1,314	1,292	1,248	1,265	5	—	54	4	2,633	2,538	95	4
Pre-provision profit, Underlying (non-GAAP)		$718	$621	$684	$655	$694	$97	16%	$24	3%	$1,339	$1,377	($38)	(3%)
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	G	$554	$468	$508	$470	$480	$86	18%	$74	15%	$1,022	$910	$112	12%
Less: Income (expense) before income tax expense (benefit) related to notable items		—	—	(14)	(13)	(32)	—	—	32	100	—	(114)	114	100
Income before income tax expense, Underlying (non-GAAP)	H	$554	$468	$522	$483	$512	$86	18%	$42	8%	$1,022	$1,024	($2)	—%
Income tax expense, Underlying:
Income tax expense (GAAP)	I	$118	$95	$107	$88	$88	$23	24%	$30	34%	$213	$184	$29	16%
Less: Income tax expense (benefit) related to notable items		—	—	(3)	(3)	(16)	—	—	16	100	—	(37)	37	100
Income tax expense, Underlying (non-GAAP)	J	$118	$95	$110	$91	$104	$23	24%	$14	13%	$213	$221	($8)	(4%)
Net income, Underlying:
Net income (GAAP)	K	$436	$373	$401	$382	$392	$63	17%	$44	11%	$809	$726	$83	11%
Add: Notable items, net of income tax benefit		—	—	11	10	16	—	—	(16)	(100)	—	77	(77)	(100)
Net income, Underlying (non-GAAP)	L	$436	$373	$412	$392	$408	$63	17%	$28	7%	$809	$803	$6	1%
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	M	$402	$340	$367	$344	$357	$62	18%	$45	13%	$742	$661	$81	12%
Add: Notable items, net of income tax benefit		—	—	11	10	16	—	—	(16)	(100)	—	77	(77)	(100)
Net income available to common stockholders, Underlying (non-GAAP)	N	$402	$340	$378	$354	$373	$62	18%	$29	8%	$742	$738	$4	1%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
							2Q25 Change								2025 Change
		2Q25	1Q25	4Q24	3Q24	2Q24	1Q25			2Q24			2025	2024	2024
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	C	$2,037	$1,935	$1,986	$1,901	$1,963	$102		5.35%	$74		3.78%	$3,972	$3,922	$50		1.28%
Less: Noninterest expense (GAAP)	E	1,319	1,314	1,316	1,259	1,301	5		0.47	18		1.42	2,633	2,659	(26)		(0.96)
Operating leverage									4.88%			2.36%					2.24%
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	D	$2,037	$1,935	$1,976	$1,903	$1,959	$102		5.35%	$78		4.02%	$3,972	$3,915	$57		1.46%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,319	1,314	1,292	1,248	1,265	5		0.47	54		4.29	2,633	2,538	95		3.76
Operating leverage, Underlying (non-GAAP)									4.88%			(0.27%)					(2.30%)
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	E/C	64.76%	67.91%	66.27%	66.23%	66.27%	(315)	bps		(151)	bps		66.29%	67.79%	(150)	bps
Efficiency ratio, Underlying (non-GAAP)	F/D	64.76	67.91	65.36	65.61	64.59	(315)	bps		17	bps		66.29	64.82	147	bps
Noninterest income as a % of total revenue, Underlying:
Noninterest income as a % of total revenue	A/C	29.41%	28.14%	28.90%	27.95%	28.16%	127	bps		125	bps		28.79%	27.29%	150	bps
Noninterest income as a % of total revenue, Underlying (non-GAAP)	B/D	29.41	28.14	28.54	28.05	28.00	127	bps		141	bps		28.79	27.16	163	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	I/G	21.37%	20.26%	21.04%	18.56%	18.49%	111	bps		288	bps		20.86%	20.28%	58	bps
Effective income tax rate, Underlying (non-GAAP)	J/H	21.37	20.26	21.17	18.75	20.33	111	bps		104	bps		20.86	21.59	(73)	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	O	$22,494	$22,188	$22,009	$22,380	$21,427	$306		1%	$1,067		5%	$22,342	$21,563	$779		4%
Return on average common equity	M/O	7.18%	6.21%	6.64%	6.12%	6.70%	97	bps		48	bps		6.70%	6.16%	54	bps
Return on average common equity, Underlying (non-GAAP)	N/O	7.18	6.21	6.84	6.29	7.00	97	bps		18	bps		6.70	6.88	(18)	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	O	$22,494	$22,188	$22,009	$22,380	$21,427	$306		1%	$1,067		5%	$22,342	$21,563	$779		4%
Less: Average goodwill (GAAP)		8,187	8,187	8,187	8,187	8,188	—		—	(1)		—	8,187	8,188	(1)		—
Less: Average other intangibles (GAAP)		134	142	136	140	144	(8)		(6)	(10)		(7)	138	149	(11)		(7)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		438	438	436	435	432	—		—	6		1	438	433	5		1
Average tangible common equity (non-GAAP)	P	$14,611	$14,297	$14,122	$14,488	$13,527	$314		2%	$1,084		8%	$14,455	$13,659	$796		6%
Return on average tangible common equity (non-GAAP)	M/P	11.05%	9.64%	10.36%	9.45%	10.61%	141	bps		44	bps		10.35%	9.73%	62	bps
Return on average tangible common equity, Underlying (non-GAAP)	N/P	11.05	9.64	10.66	9.71	11.09	141	bps		(4)	bps		10.35	10.87	(52)	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	Q	$217,661	$216,309	$217,548	$218,578	$219,222	$1,352		1%	($1,561)		(1%)	$216,989	$219,996	($3,007)		(1%)
Return on average total assets	K/Q	0.80%	0.70%	0.73%	0.70%	0.72%	10	bps		8	bps		0.75%	0.66%	9	bps
Return on average total assets, Underlying (non-GAAP)	L/Q	0.80	0.70	0.75	0.71	0.75	10	bps		5	bps		0.75	0.73	2	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
							2Q25 Change								2025 Change
		2Q25	1Q25	4Q24	3Q24	2Q24	1Q25			2Q24			2025	2024	2024
							$/bps		%	$/bps		%			$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	Q	$217,661	$216,309	$217,548	$218,578	$219,222	$1,352		1%	($1,561)		(1%)	$216,989	$219,996	($3,007)		(1%)
Less: Average goodwill (GAAP)		8,187	8,187	8,187	8,187	8,188	—		—	(1)		—	8,187	8,188	(1)		—
Less: Average other intangibles (GAAP)		134	142	136	140	144	(8)		(6)	(10)		(7)	138	149	(11)		(7)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		438	438	436	435	432	—		—	6		1	438	433	5		1
Average tangible assets (non-GAAP)	R	$209,778	$208,418	$209,661	$210,686	$211,322	$1,360		1%	($1,544)		(1%)	$209,102	$212,092	($2,990)		(1%)
Return on average total tangible assets (non-GAAP)	K/R	0.83%	0.73%	0.76%	0.72%	0.75%	10	bps		8	bps		0.78%	0.69%	9	bps
Return on average total tangible assets, Underlying (non-GAAP)	L/R	0.83	0.73	0.78	0.74	0.78	10	bps		5	bps		0.78	0.76	2	bps
Book value per common share and tangible book value per common share:
Common shares - at period-end (GAAP)	S	432,768,811	437,668,127	440,543,381	445,216,549	452,961,853	(4,899,316)		(1%)	(20,193,042)		(4%)	432,768,811	452,961,853	(20,193,042)		(4%)
Common stockholders' equity (GAAP)	T	$23,121	$22,753	$22,141	$22,820	$21,757	$368		2	$1,364		6	$23,121	$21,757	$1,364		6
Less: Goodwill (GAAP)		8,187	8,187	8,187	8,187	8,187	—		—	—		—	8,187	8,187	—		—
Less: Other intangible assets (GAAP)		128	137	146	137	139	(9)		(7)	(11)		(8)	128	139	(11)		(8)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		440	438	438	435	435	2		—	5		1	440	435	5		1
Tangible common equity (non-GAAP)	U	$15,246	$14,867	$14,246	$14,931	$13,866	$379		3%	$1,380		10%	$15,246	$13,866	$1,380		10%
Book value per common share (GAAP)	T/S	$53.43	$51.99	$50.26	$51.25	$48.03	$1.44		3%	$5.40		11%	$53.43	$48.03	$5.40		11%
Tangible book value per common share (non-GAAP)	U/S	35.23	33.97	32.34	33.54	30.61	1.26		4	4.62		15	35.23	30.61	4.62		15
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	V	433,640,210	438,320,757	440,802,738	446,561,996	454,142,489	(4,680,547)		(1%)	(20,502,279)		(5%)	435,967,554	457,750,585	(21,783,031)		(5%)
Average common shares outstanding - diluted (GAAP)	W	436,539,774	442,200,180	444,836,786	449,913,467	456,561,022	(5,660,406)		(1)	(20,021,248)		(4)	439,342,703	460,009,546	(20,666,843)		(4)
Net income per average common share - basic (GAAP)	M/V	$0.93	$0.78	$0.83	$0.77	$0.79	$0.15		19	$0.14		18	$1.70	$1.44	$0.26		18
Net income per average common share - diluted (GAAP)	M/W	0.92	0.77	0.83	0.77	0.78	0.15		19	0.14		18	1.69	1.44	0.25		17
Net income per average common share - basic, Underlying (non-GAAP)	N/V	0.93	0.78	0.86	0.79	0.82	0.15		19	0.11		13	1.70	1.61	0.09		6
Net income per average common share - diluted, Underlying (non-GAAP)	N/W	0.92	0.77	0.85	0.79	0.82	0.15		19	0.10		12	1.69	1.60	0.09		6
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	X	$0.42	$0.42	$0.42	$0.42	$0.42	$—		—%	$—		—%	$0.84	$0.84	$—		—%
Dividend payout ratio	X/(M/V)	45%	54%	51%	55%	53%	(869) bps			(800) bps			49%	58%	(892) bps
Dividend payout ratio, Underlying (non-GAAP)	X/(N/V)	45	54	49	53	51	(869) bps			(584) bps			49	52	(300) bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
							2Q25 Change								2025 Change
		2Q25	1Q25	4Q24	3Q24	2Q24	1Q25			2Q24			2025	2024	2024
							$/bps		%	$/bps		%			$/bps		%
Common equity ratio and tangible common equity ratio:
Total assets (GAAP)	Y	$218,310	$220,148	$217,521	$219,706	$219,938	($1,838)		(1)%	($1,628)		(1%)	$218,310	$219,938	($1,628)		(1)
Less: Goodwill (GAAP)		8,187	8,187	8,187	8,187	8,187	—		—	—		—	8,187	8,187	—		—
Less: Other intangible assets (GAAP)		128	137	146	137	139	(9)		(7)	(11)		(8)	128	139	(11)		(8)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		440	438	438	435	435	2		—	5		1	440	435	5		1
Tangible assets (non-GAAP)	Z	$210,435	$212,262	$209,626	$211,817	$212,047	($1,827)		(1%)	($1,612)		(1%)	$210,435	$212,047	($1,612)		(1%)
Common equity ratio (GAAP)	T/Y	10.6%	10.3%	10.2%	10.4%	9.9%	25 bps			70 bps			10.6%	9.9%	70 bps
Tangible common equity ratio (non-GAAP)	U/Z	7.2	7.0	6.8	7.0	6.5	24 bps			70 bps			7.2	6.5	70 bps
Net interest income and net interest margin on an FTE basis:
Net interest income (annualized) (GAAP)	AA	$5,770	$5,637	$5,620	$5,447	$5,674	$133		2%	$96		2%	$5,704	$5,735	($31)		(1%)
Average interest-earning assets (GAAP)	BB	196,318	195,058	196,613	197,164	198,465	1,260		1	(2,147)		(1)	195,692	199,266	(3,574)		(2)
Net interest margin (GAAP)	AA/BB	2.94%	2.89%	2.86%	2.76%	2.86%	5	bps		8	bps		2.91%	2.88%	3	bps
Net interest income (GAAP)		$1,437	$1,391	$1,412	$1,369	$1,410	$46		3%	$27		2%	$2,828	$2,852	($24)		(1%)
FTE adjustment		4	4	4	4	5	—		—	(1)		(20)	8	9	(1)		(11)
Net interest income on an FTE basis (non-GAAP)		1,441	1,395	1,416	1,373	1,415	46		3	26		2	2,836	2,861	(25)		(1)
Net interest income on an FTE basis (annualized) (non-GAAP)	CC	5,786	5,653	5,637	5,465	5,692	133		2	94		2	5,720	5,753	(33)		(1)
Net interest margin on an FTE basis (non-GAAP)	CC/BB	2.95%	2.90%	2.87%	2.77%	2.87%	5	bps		8	bps		2.92%	2.89%	3	bps
Card fees, Underlying:
Card fees (GAAP)		$90	$83	$97	$93	$92	$7		8%	($2)		(2%)	$173	$178	($5)		(3%)
Less: Notable items		—	—	11	6	4	—		—	(4)		(100)	—	7	(7)		(100)
Card fees, Underlying (non-GAAP)		$90	$83	$86	$87	$88	$7		8%	$2		2%	$173	$171	$2		1%
Other income, Underlying:
Other income (GAAP)		$42	$22	$28	$24	$10	$20		91%	$32		NM	$64	$27	$37		137%
Less: Notable items		—	—	(1)	(8)	—	—		—	—		—	—	—	—		—
Other income, Underlying (non-GAAP)		$42	$22	$29	$32	$10	$20		91%	$32		NM	$64	$27	$37		137%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)		$681	$696	$674	$647	$645	($15)		(2%)	$36		6%	$1,377	$1,336	$41		3%
Less: Notable items		—	—	17	4	8	—		—	(8)		(100)	—	25	(25)		(100)
Salaries and employee benefits, Underlying (non-GAAP)		$681	$696	$657	$643	$637	($15)		(2%)	$44		7%	$1,377	$1,311	$66		5%
Equipment and software, Underlying:
Equipment and software (GAAP)		$193	$194	$193	$194	$190	($1)		(1%)	$3		2%	$387	$382	$5		1%
Less: Notable items		—	—	3	2	4	—		—	(4)		(100)	—	12	(12)		(100)
Equipment and software, Underlying (non-GAAP)		$193	$194	$190	$192	$186	($1)		(1%)	$7		4%	$387	$370	$17		5%
Outside services, Underlying:
Outside services (GAAP)		$169	$155	$170	$146	$165	$14		9%	$4		2%	$324	$323	$1		—%
Less: Notable items		—	—	4	2	10	—		—	(10)		(100)	—	22	(22)		(100)
Outside services, Underlying (non-GAAP)		$169	$155	$166	$144	$155	$14		9%	$14		9%	$324	$301	$23		8%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q25 Change						2025 Change
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25		2Q24		2025	2024	2024
						$/bps	%	$/bps	%			$/bps	%
Occupancy, Underlying:
Occupancy (GAAP)	$108	$112	$112	$108	$113	($4)	(4%)	($5)	(4%)	$220	$227	($7)	(3%)
Less: Notable items	—	—	5	1	6	—	—	(6)	(100)	—	13	(13)	(100)
Occupancy, Underlying (non-GAAP)	$108	$112	$107	$107	$107	($4)	(4%)	$1	1%	$220	$214	$6	3%
Other operating expense, Underlying:
Other operating expense (GAAP)	$168	$157	$167	$164	$188	$11	7%	($20)	(11%)	$325	$391	($66)	(17%)
Less: Notable items	—	—	(5)	2	8	—	—	(8)	(100)	—	49	(49)	(100)
Other operating expense, Underlying (non-GAAP)	$168	$157	$172	$162	$180	$11	7%	($12)	(7%)	$325	$342	($17)	(5%)